SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                            Neose Technologies, Inc.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                            Neose Technologies, Inc.
                    ----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

             -----------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

             -----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

             -----------------------------------------------------------------

         5)  Total fee paid:

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[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
                                    -------------------------------------------

         2)  Form, Schedule or Registration Statement No.:
                                                           --------------------

         3)  Filing Party:
                           ----------------------------------------------------

         4)  Date Filed:
                         ------------------------------------------------------

                            NEOSE TECHNOLOGIES, INC.


                         [Neose Technologies, Inc. Logo]


                                 102 Witmer Road
                           Horsham, Pennsylvania 19044

                    Notice of Annual Meeting of Stockholders

                                  June 19, 1997


         The Annual Meeting of Stockholders of Neose Technologies, Inc. (the "Company") will be held at the Company's headquarters at 102 Witmer Road, Horsham, Pennsylvania on June 19, 1997 at 1:00 P.M. (Eastern Daylight Time) for the following purposes:

         1. To elect seven Directors to serve until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified;

         2. To approve and adopt the Company's Amended and Restated 1995 Stock Option/Stock Issuance Plan (the "Amended Plan") to, among other things, comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, increase the number of shares authorized for issuance under the Amended Plan, and change the amount of shares issuable to any individual under the Amended Plan; and

         3. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors of the Company for the fiscal year ending December 31, 1997;

         4. To transact such other business as may properly come before the Annual Meeting.

         Only stockholders of record at the close of business on April 21, 1997 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at the corporate headquarters at the address specified above.

         Whether or not you expect to attend the Annual Meeting, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

                                         By Order of the Board of Directors

                                         /s/Stephen A. Roth

                                         Stephen A. Roth
                                         Chairman and Chief Executive Officer

April 30, 1997

--------------------------------------------------------------------------------

                  IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD
                       BE COMPLETED AND RETURNED PROMPTLY
--------------------------------------------------------------------------------

                            NEOSE TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                                 April 30, 1997

         This Proxy Statement is furnished to stockholders of record of Neose Technologies, Inc. (the "Company") as of April 21, 1997 in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or "Board") for use at the Annual Meeting of Stockholders to be held at 1:00 p.m. (Eastern Daylight Time) on June 19, 1997 at the Company's headquarters at 102 Witmer Road, Horsham, Pennsylvania (the "Annual Meeting").

         Shares cannot be voted at the meeting unless the owner is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted "FOR" the election of the named nominees as directors of the Company, "FOR" the proposal to approve and adopt the Amended and Restated 1995 Stock Option/Stock Issuance Plan, "FOR" the ratification of the selection of Arthur Andersen LLP, independent public accountants, as auditors of the Company, and will be voted in accordance with the best judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting. Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the meeting may withdraw his or her proxy and vote in person. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved.

         The mailing address of the principal executive offices of the Company is 102 Witmer Road, Horsham, Pennsylvania 19044. This Proxy Statement and the accompanying form of proxy are being mailed to the stockholders of the Company on or about April 30, 1997.


                                VOTING SECURITIES

          The Company has only one class of voting securities outstanding, its common stock, par value $0.01 per share (the "Common Stock"). At the Annual Meeting, each stockholder of record at the close of business on April 21, 1997 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. On April 21, 1997, 9,495,290 shares of Common Stock were outstanding. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the principal executive offices of the Company at the address specified above.


                              ELECTION OF DIRECTORS

         Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the seven nominees named below as directors of the Company to serve until the next Annual Meeting or until their successors are duly elected and qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election.

         The Board of Directors currently has seven members, all of whom are nominees for re-election.

         The affirmative vote of a plurality of the Company's outstanding Common Stock represented and voting at the Annual Meeting is required to elect the directors.

         The Board of Directors recommends a vote FOR the election of each of the nominees for director.

Information Regarding Nominees for Election as Directors

         The Board of Directors currently has seven members. The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

         Stephen A. Roth, 54, has served as a director of the Company since December 1989 and as its Chairman and Chief Executive Officer since August 1994. Dr. Roth co-founded the Company, and from April 1992 until August 1994, he served as Senior Vice President, Research and Development and Chief Scientific Officer of the Company. Prior to joining the Company, he was a consultant to the Company. Dr. Roth was on the faculty of the University of Pennsylvania from 1980 to 1994 and was Chairman of Biology from 1982 to 1987. Dr. Roth serves on the Editorial Board of Current Research in Developmental Biology, The Quarterly Review of Biology, and The Journal of Molecular Recognition. Dr. Roth received his A.B. in biology from The Johns Hopkins University, his Ph.D. in developmental biology from the Case Western Reserve University and completed his post-doctorate training in carbohydrate chemistry at The Johns Hopkins University.

         P. Sherrill Neff, 45, has served as President, Chief Financial Officer, and a director of the Company since December 1994. From February 1993 to December 1994, Mr. Neff was Senior Vice President, Corporate Development at U.S. Healthcare, Inc., a managed healthcare company, where Mr. Neff had responsibility for managing the growth of several subsidiary companies, and sustaining growth through strategic acquisitions, investments, and partnerships. From March 1984 to February 1993, Mr. Neff worked at Alex. Brown & Sons Incorporated, an investment banking firm, where he was Managing Director and Co-Head of the Financial Services Group. Mr. Neff received his B.A. in religion from Wesleyan University and his J.D. from the University of Michigan Law School. Mr. Neff is a director of JeffBanks, Inc., a publicly traded bank holding company. Mr. Neff has been a member of the Pennsylvania Bar since 1980.

         William F. Hamilton, 58, has served as a director of the Company since September 1991. Dr. Hamilton has served on the University of Pennsylvania faculty since 1967 and is the Landau Professor of Management and Technology and Director of the Jerome Fisher Program in Management and Technology at The Wharton School and the School of Engineering and Applied Science at the University of Pennsylvania. Dr. Hamilton serves as a director of Centocor, Inc., a biopharmaceutical company, Hunt Manufacturing Co., a manufacturer of art and office supplies, Marlton Technologies, Inc., a trade show supply company, and Digital Lightwave, Inc., a manufacturer of telecommunications test equipment. Dr. Hamilton received his B.S. and his M.S. in chemical engineering and his M.B.A. from the University of Pennsylvania and his Ph.D. in applied economics from the London School of Economics.

         Douglas J. MacMaster, Jr., 66, has served as a director of the Company since May 1993. Mr. MacMaster served as Senior Vice President of Merck & Co., Inc. ("Merck") from July 1988 to January 1992, where he was responsible for worldwide chemical and pharmaceutical manufacturing, the Agvet Division, and the Specialty Chemicals Group. From 1985 to 1988, Mr. MacMaster was President of the Merck Sharp Dohme Division of Merck, with responsibility for the U.S. human healthcare business. Mr. MacMaster was an employee of Merck for 30 years. Mr. MacMaster serves as a director of American Precision Industries, Inc., a heat transfer and precision equipment manufacturing company, Flamel Technologies, S.A., a polymer chemistry and drug delivery company, Martek Biosciences Corp., a biological products manufacturing company, Oravax, Inc., a biopharmaceutical company, and United States Bioscience Inc., a biotechnology company, and is also on the Board of Trustees of Thomas Jefferson University and Martha's Vineyard Hospital Foundation. Mr. MacMaster received his B.A. from St. Francis Xavier University and his J.D. from Boston College Law School.

         Lindsay A. Rosenwald, 42, has served as a director of the Company since January 1989, and served as its Chairman until August 1994. Dr. Rosenwald is a founder of several biopharmaceutical companies, including Neose and Interneuron Pharmaceuticals, Inc. In August 1991, Dr. Rosenwald founded the Castle Group, Ltd., a New York-based venture capital and merchant banking firm and in March 1992 he founded Paramount Capital, Inc., an investment bank specializing in the biopharmaceutical industry. In June 1994, Dr. Rosenwald founded Aries Financial Services, Inc., a money management firm specializing in the health sciences industry. Dr. Rosenwald served as a Managing Director of Corporate Finance at the investment banking firm of D.H. Blair & Co., Inc. from June 1987 to February 1992, and as a Senior Securities Analyst at the investment banking firm of Ladenburg, Thalmann & Co. Inc., from September 1986 to June 1987. Dr. Rosenwald is also Chairman of the Board of Directors of Interneuron Pharmaceuticals, Inc., and a director of BioCryst Pharmaceuticals, Inc., Sparta Pharmaceuticals, Inc., Atlantic Pharmaceuticals, Inc., Ansan, Inc., Xenometrix, Inc., Titan Pharmaceuticals, Inc., Avigen, Inc., VIMRx Pharmaceuticals, Inc., Avax Technologies, Inc., and Enzymed, Inc. Dr. Rosenwald received his B.A. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine.

         Lowell E. Sears, 46, has served as a director of the Company since September 1994. Mr. Sears has been a private investor involved in portfolio management and life sciences venture capital since April 1994. From October 1988 until April 1994, Mr. Sears was Chief Financial Officer of Amgen Inc., a pharmaceutical company, and from September 1992 until January 1994, Mr. Sears also served as Senior Vice President responsible for the Asia-Pacific region. From August 1986 until October 1988, Mr. Sears was Treasurer and Director of Planning for Amgen Inc. From July 1976 to April 1986, Mr. Sears held senior financial and planning positions at Atlantic Richfield Co. Mr. Sears is Chairman of the Board of Directors of CoCensys, Inc., a neuropharmaceuticals company, and is a director of Techne Corp., a biological products manufacturing company, and Activated Cell Therapy, Inc., a cell processing company. Mr. Sears received his B.A. in economics from Claremont McKenna College and his M.B.A. from Stanford University.

         Jerry A. Weisbach, 63, has served as a director of the Company since May 1993. From 1988 to July 1994, Dr. Weisbach served as Director of Technology Transfer and Adjunct Professor at The Rockefeller University where he was responsible for the licensing of technology. Dr. Weisbach served as Vice President of Warner-Lambert Company from 1981 to 1987 and President, Pharmaceutical Research Division from 1979 to 1987, where he was responsible for all pharmaceutical research and development activities. Prior to joining Warner-Lambert, Dr. Weisbach served at SmithKline and French Laboratories from 1960 to 1979, where he was Vice President, Research from 1977 to 1979. Dr. Weisbach serves as a Director of Hybridon, Inc., Xytronyx, Inc., and Exponential Biotherapies, Inc., which are biotechnology companies, Synthon Corporation, a chemical intermediation company, and CIMA Laboratories, Inc., a drug delivery company. Dr. Weisbach is also a member of the Scientific Advisory Boards of Magainin Pharmaceuticals, Inc., Myco Pharmaceuticals Inc., and Receptor Laboratories, Inc. Dr. Weisbach received his B.S. in chemistry from Brooklyn College and his M.A. and his Ph.D. in chemistry from Harvard University.

Committees of the Board

         The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee consists of Dr. Hamilton and Mr. Sears and its functions include recommending to the Board of Directors the selection of the Company's auditors and reviewing with such auditors the plan and results of their audit and the adequacy of the Company's systems of internal accounting controls and management information systems. In addition, the Audit Committee reviews the independence of the auditors and their fees for services rendered to the Company. The Compensation Committee consists of Dr. Hamilton, Mr. MacMaster, and Dr. Rosenwald, and its functions include recommending, reviewing, and overseeing salaries, benefits, and stock option plans relating to the Company's employees, consultants, directors, and other individuals compensated by the Company. The Compensation Committee administers all stock option plans relating to the compensation of officers, including having discretion (subject to the provisions of the Company's 1995 Stock Option/Stock Issuance Plan) to authorize options and direct stock issuances under the Company's 1995 Stock Option/Stock Issuance Plan.

Attendance at Board and Committee Meetings

         During 1996, the Board of Directors held five meetings (including one by conference telephone) and the Audit Committee and the Compensation Committee each held two meetings. Each director attended at least 75% of the aggregate of the meetings of the Board of Directors held during 1996 and of the committee or committees on which he served during the year.

Compensation of Directors

         Cash Compensation. Effective January 1, 1997, non-employee members of the Board of Directors receive an annual retainer of $14,000 and are reimbursed for reasonable travel expenses incurred in connection with their attendance at meetings of the Board of Directors. Non-employee directors may also receive consulting fees of $2,000 per day of additional service. Under the Director Fee Option Grant Program of the 1995 Stock Option/Stock Issuance Plan, the non-employee directors may elect to apply all, or part, of their annual retainer fees towards the acquisition of options to purchase shares of Common Stock. During 1996, Dr. Rosenwald elected to receive no compensation for his services as a director of the Company.

         Stock Option Grant. Under the Automatic Option Grant Program of the 1995 Stock Option/Stock Issuance Plan, each non-employee director first elected or appointed to the Board of Directors will automatically be granted an option for 16,666 shares of Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual has not been previously employed by the Company. In addition, at each annual stockholders meeting, each individual with at least six months of Board service who is to continue to serve as a non-employee director following the meeting will automatically be granted an option for 3,333 shares of Common Stock. On the date of the Annual Meeting of Stockholders held on June 14, 1996, Dr. Rosenwald elected not to receive such option grant in 1996. On the date of the Annual Meeting, each non-employee Director will, if re-elected, receive an option grant for 3,333 shares.

         Each automatic grant will have a term of ten years, subject to earlier termination, following the optionee's cessation of service on the Board of Directors. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee director cease prior to vesting of the shares. The initial 16,666 share grant will vest in successive equal, annual installments over the optionee's initial four-year period of Board service. Each annual 3,333 share grant will vest upon the optionee's completion of one year of service on the Board of Directors, as measured from the grant date. However, each outstanding option will immediately vest upon certain changes in the ownership or control of the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater-than-ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports received by the Company, the Company believes that during the year ended December 31, 1996, all filing requirements applicable to its officers and directors were satisfied, except as described below.

         Due to the timing of the initial employee purchase under the Company's Employee Stock Purchase Plan, the following officers of the Company inadvertently failed to file a Form 4 in a timely fashion for their initial purchase of shares under the plan: Edward J. McGuire, P. Sherrill Neff, David F. Pritchard, Stephen A. Roth, and David A. Zopf. Each officer reported the purchase of shares in a subsequent Section 16(a) filing. In addition, a director of the Company, Lindsay A. Rosenwald, failed to report in a timely fashion the sale of 8,000 shares of Common Stock in November 1996.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

         The executive officers of the Company are as follows:




Name                                                       Age    Position
----                                                       ---    --------
Stephen A. Roth, Ph.D.......................................54    Chairman, Chief Executive Officer, and Director
P. Sherrill Neff............................................45    President, Chief Financial Officer, and Director
Edward J. McGuire, Ph.D.....................................59    Vice President, Research and Development
David A. Zopf, M.D..........................................54    Vice President, Drug Development


Information Concerning Executive Officers Who Are Not Directors

         Dr. McGuire has served as Vice President, Research and Development of the Company since April 1990. He is responsible for leading the oligosaccharide synthesis team. Dr. McGuire was on the faculty of the University of Pennsylvania from 1985 to April 1990. From 1984 to 1985, Dr. McGuire served as a Senior Researcher at Genetic Engineering, Inc., a biotechnology company, and from 1972 to 1984 he was a Research Biochemist at the National Jewish Hospital. Dr. McGuire received his B.A. in biology from Blackburn College, his Ph.D. in biochemistry/chemistry from the University of Illinois Medical School, and held National Institutes of Health ("NIH") post-doctoral fellowships at the University of Michigan and The Johns Hopkins University.

         Dr. Zopf has served as Vice President, Drug Development of the Company since April 1992. From August 1991 to March 1992, Dr. Zopf was a consultant to the Company on the biomedical applications of complex carbohydrates. From April 1988 to July 1991, Dr. Zopf served as Vice President and Chief Operating Officer of BioCarb, Inc., a biotechnology company and the U.S. subsidiary of BioCarb AB, where he managed the research and development programs of novel carbohydrate-based diagnostics and therapeutics. Dr. Zopf worked at NIH from 1971 to 1988, most recently as Chief, Section on Biochemical Pathology at the National Cancer Institute. Dr. Zopf currently serves on the editorial board of Archives of Biochemistry and Biophysics. Dr. Zopf received his A.B. in zoology from Washington University and his M.D. from Washington University School of Medicine.

Summary Compensation Table

         The following table sets forth all compensation earned in 1996 and 1995 by the Company's Chief Executive Officer and the Company's four other most highly compensated officers in 1996 (together, the "Named Executive Officers").


                                                                                             Long-term
                                                                                            Compensation
                                                                                            -------------
                                                               Annual Compensation           Securities
                                                             ------------------------        Underlying          All Other
Name and Principal Position                    Year           Salary           Bonus          Options(#)        Compensation
---------------------------------------        ----          --------         -------        -------------      ------------
Stephen A. Roth........................        1996          $230,000         $52,500          90,000           $5,172(1)(2)
    Chief Executive Officer                    1995           200,000          50,000          90,000            5,172(1)(2)

P. Sherrill Neff.......................        1996           225,000          52,500          90,000            5,235(1)(3)
    President, Chief Financial Officer         1995           225,000          50,000          90,000            5,172(1)(3)

Edward J. McGuire......................        1996           129,600          40,000          15,000            3,855(1)(4)
    Vice President, Research and Development   1995           120,000          35,000          10,000            3,745(1)(4)

David A. Zopf..........................        1996           151,200          40,000          15,000            4,372(1)(5)
    Vice President, Drug Development           1995           144,000          30,000           6,666            5,046(1)(5)

 David F. Pritchard(6)..................       1996           118,656             --             --              3,518(1)(7)
    Vice President, Business Development       1995           115,200          10,000           7,000            3,504(1)(7)


------------------

(1)      Includes $552 in premiums paid for group term life insurance policy.

(2) Includes $4,620 in matching contributions in each of 1996 and 1995 to the Company's tax-qualified employee savings and retirement plan (the "401(k) Plan").

(3) Includes $4,683 and $4,620 in 1996 and 1995, respectively, in matching contributions to the 401(k) Plan.

(4) Includes $3,303 and $3,193 in 1996 and 1995, respectively, in matching contributions to the 401(k) Plan.

(5) Includes $3,820 and $4,494 in 1996 and 1995, respectively, in matching contributions to the 401(k) Plan.

(6) Mr. Pritchard ceased being an executive officer of the Company effective as of November 22, 1996, and ceased being an employee effective as of January 2, 1997. Effective as of January 2, 1997, Mr. Pritchard and the Company entered into a separation and consulting agreement and general release. See "-- Employment Arrangements."

(7) Includes $2,966 and $2,952 in 1996 and 1995, respectively, in matching contributions to the 401(k) Plan.

Option Grants in 1996

         The following table sets forth certain information concerning grants of stock options made during 1996 to each of the Named Executive Officers. No stock appreciation rights were granted to any Named Executive Officer during fiscal year 1996.


                                                   Individual Grants
                              ----------------------------------------------------------

                                                                                                 Potential Realizable Value
                                                                                                 at Assumed Annual Rates of
                               Number of                                                        Stock Price Appreciation for
                              Securities          Percentage of                                        Option Term(4)
                              Underlying          Total Options    Exercise      Expiration     ----------------------------
 Name                      Options Granted(1)       Granted(2)      Price(3         Date               5%           10%
 ----                      ------------------     -------------    --------      ----------            --           ---
Stephen A. Roth..........       90,000              26.6%          $15.125        12/02/06         $856,083      $2,169,482
P. Sherrill Neff.........       90,000              26.6            15.125        12/02/06          856,083       2,169,482
Edward J. McGuire........       15,000               4.4            15.125        12/02/06          142,680         361,580
David A. Zopf............       15,000               4.4            15.125        12/02/06          142,680         361,580
David F. Pritchard.......         --                 --               --             --               --              --


----------
(1) These options are exercisable in four annual installments commencing on the first anniversary of the date of grant.

(2) Based on an aggregate of 338,850 options granted to employees in 1996, including options granted to the Named Executive Officers.

(3) The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the plan administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of Common Stock) in satisfaction of such tax liability.

(4) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates of appreciation (compounded annually) over the term of the option are set forth in accordance with the rules and regulations adopted by the Commission and do not represent the Company's estimate of stock price appreciation.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End
Option Values

         The following table sets forth certain information concerning the number and value of unexercised options held by each of the Named Executive Officers on December 31, 1996. No stock appreciation rights were outstanding on December 31, 1996 and no stock appreciation rights were exercised during the fiscal year ended December 31, 1996 by any of the Named Executive Officers.



                            Number of                             Number of Securities
                             Shares                              Underlying Unexercised              Value of Unexercised
                            Acquired           Value                   Options(#)                  In-The-Money Options ($)
                               On            Realized        -----------------------------       ------------------------------
Name                       Exercise(#)          ($)          Exercisable     Unexercisable       Exercisable      Unexercisable
----                       -----------       --------        -----------     -------------       -----------       ------------
Stephen A. Roth..........      --               --             29,901           161,666           $249,839          $  696,351
P. Sherrill Neff.........      --               --             82,500           197,500            860,850           1,119,300
Edward J. McGuire........    2,000          $25,350(1)         40,500            22,500            632,400             110,625
David A. Zopf............      --               --             30,366            21,665            480,872             116,605
David F. Pritchard.......    3,333           54,495(2)          8,417             8,583            133,881             116,619


----------
(1) Based on the sales price of the Common Stock on the exercise date, less the exercise price payable for such shares.

(2) Based on the fair value of the Common Stock at the exercise date, less the exercise price payable for such shares. Pursuant to the terms of a separation and consulting agreement and general release effective January 2, 1997 between Mr. Pritchard and the Company, effective January 2, 1997, the vesting of options to purchase 7,083 shares of Common Stock held by Mr. Pritchard accelerated and such options became immediately exercisable and unvested options to purchase 1,500 shares of Common Stock were canceled. Mr. Pritchard exercised his remaining vested options to purchase 15,500 shares of Common Stock in February and March 1997.


1995 Stock Option/Stock Issuance Plan

         The Company's 1995 Stock Option/Stock Issuance Plan is described under "Approval and Adoption of Amended and Restated 1995 Stock Option/Stock Issuance Plan" in connection with the proposal to approve and adopt the Company's Amended and Restated 1995 Stock Option/Stock Issuance Plan to, among other things, comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), increase the number of shares authorized for issuance thereunder, and change the amount of shares issuable to any individual thereunder.

Employee Stock Purchase Plan

         The Company's Employee Stock Purchase Plan (the "Purchase Plan") is designed to allow eligible employees of the Company and participating subsidiaries to purchase shares of Common Stock, at semi-annual intervals, through periodic payroll deductions under the Purchase Plan, and a reserve of 100,000 shares of Common Stock has been established for this purpose.

         The Purchase Plan is being implemented in a series of successive offering periods, each with a maximum duration of 24 months, with the exception of the initial offering period which began on February 15, 1996 and will end on the last business day in January 1998. Each offering period is comprised of successive purchase intervals, each of six months' duration. Shares of Common Stock are purchased for each participant at the end of each purchase interval during the offering period. On July 31, 1996, participants acquired 5,631 shares of Common Stock under the Purchase Plan and on January 31, 1997, participants acquired 8,182 shares of Common Stock under the Purchase Plan.

         Payroll deductions may not exceed 10% of the participant's total cash earnings for each semi-annual period. The purchase price per share is 85% of the lower of (i) the fair market value of the Common Stock on the participant's entry date into the offering period or (ii) the fair market value on the semi-annual purchase date.

Employment Arrangements

         In December 1994, the Company entered into an employment agreement for an initial period of three years, which may be extended for additional one-year periods, with P. Sherrill Neff (the "Neff Agreement"), whereby Mr. Neff is employed as President and Chief Financial Officer of the Company. Pursuant to the Neff Agreement, Mr. Neff receives a minimum base salary of $225,000 per year and a performance incentive bonus of up to 50% of base salary at the discretion of the Board of Directors or the Compensation Committee thereof. In connection with the Neff Agreement, the Company granted to Mr. Neff options to purchase 100,000 shares of Common Stock at an exercise price of $5.70 per share, 20,000 of which vested immediately with the remainder vesting ratably over four years. Pursuant to the terms of the Neff Agreement, Mr. Neff has entered into a standard noncompetition and confidentiality agreement with the Company. In addition, if Mr. Neff is involuntarily terminated without "cause" (as defined in the Neff Agreement) or terminated voluntarily or involuntarily following certain changes of control of the Company or a sale of all or substantially all of the Company's assets in a complete liquidation or dissolution, the Company is required to continue to pay Mr. Neff for 12 months after termination or such shorter amount of time remaining in his employment term.

         In April 1992, the Company entered into a one-year employment agreement extendable in one-year increments, with David A. Zopf (the "Zopf Agreement"), whereby Dr. Zopf is employed as Vice President, Drug Development. The Zopf Agreement provides for an annual base salary of $151,200 and a bonus of up to 25% of base salary at the discretion of the Chief Executive Officer. In connection with the Zopf Agreement, the Company granted to Dr. Zopf options to purchase 26,666 shares of Common Stock at fair market value, which options vest in four equal annual installments commencing on the first anniversary of the Zopf Agreement. The Zopf Agreement contains certain restrictive covenants, including provisions relating to noncompetition, nonsolicitation, and the nondisclosure of proprietary information during his employment with the Company and for specified periods thereafter.

         Effective January 2, 1997, a separation and consulting agreement and general release was entered into between the Company and David F. Pritchard, the Company's former Vice President, Business Development. The agreement provided for a lump-sum severance payment to Mr. Pritchard of approximately $50,000 on that date and total consulting fees of approximately $60,000 during a six-month consulting period beginning at the end of Mr. Pritchard's severance period (May 31, 1997) and ending on November 30, 1997, subject to reduction or termination upon Mr. Pritchard's employment by, or receipt of compensation for services from, another person before or during the consulting period. In addition, effective January 2, 1997, the vesting of options to purchase 7,083 shares of Common Stock held by Mr. Pritchard accelerated, and such options became immediately exercisable. Mr. Pritchard exercised his remaining vested options to purchase 15,500 shares of Common Stock in February and March 1997.

401(k) Plan

         The Company has a tax-qualified employee savings and retirement plan (the "401(k) Plan") covering all of the Company's eligible employees. Pursuant to the 401(k) Plan, eligible employees may elect to reduce their current compensation by up to the lesser of 15% of eligible compensation or the annual limit prescribed by statute and have the amount of such reduction contributed to the 401(k) Plan. The trustee under the 401(k) Plan, at the direction of each participant, invests the assets of the 401(k) Plan in any of six investment options. The 401(k) Plan is intended to qualify under Section 401 of the Code so that contributions by employees to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn, and so that the contributions by employees will be deductible by the Company when made. The 401(k) Plan provides for matching cash contributions to the 401(k) Plan by the Company equal to 50% of the amount deferred up to 5% of compensation. The Company made matching contributions of approximately $61,000, $62,000, $53,000, and $28,000 to the 401(k) Plan in
1996, 1995, 1994, and 1993, respectively. Matching contributions vest over a four-year period.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee consists of Dr. Hamilton, Mr. MacMaster, and Dr. Rosenwald. No member of the Compensation Committee was at any time during 1996 or at any other time an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors advises the Chief Executive Officer and the Board of Directors on compensation matters generally, determines the compensation of the Chief Executive Officer and the President, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel, and approves the grants of bonuses to officers and key personnel. The Compensation Committee also is responsible for the administration of the Company's 1995 Stock Option/Stock Issuance Plan under which option grants and direct stock issuances may be made to executive officers.

         General Compensation Policy For Executive Officers. The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a portion of each executive officer's compensation contingent upon the Company's performance as well as upon such executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (i) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry, (ii) cash bonuses which reflect the achievement of performance objectives and goals, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

         Factors. The principal factors which the Compensation Committee considered with respect to each executive officer's compensation for 1996 are summarized below. The Compensation Committee may, however, in its discretion apply entirely different factors with respect to executive compensation for future years.

         o Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. The Compensation Committee did not rely upon any specific compensation surveys for comparative compensation purposes for 1996. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. Base salaries are generally reviewed on an annual basis, with adjustments made in accordance with the factors indicated above. The base salaries for the executive officers in 1996 increased an aggregate of 6.25% over 1995.

         o Bonus. The incentive compensation of executive officers is closely related to Company performance. A large portion of the cash compensation of executive officers consists of contingent compensation. Bonus awards are based on, among other things, performance objectives and goals that are tailored to the responsibilities and functions of key executives.

         o Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates.

         The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers. Options to acquire an aggregate of 210,000 shares were granted to executive officers in 1996.

         Through the Company's Employee Stock Purchase Plan, the Company offers additional opportunities for equity ownership to executive officers.

         CEO Compensation. In determining the compensation payable to the Company's Chief Executive Officer, the Compensation Committee focused on two objectives: (i) establishing a level of base salary competitive with that paid by companies within the industry which are of comparable size to the Company and by companies outside of the industry with which the Company competes for executive talent, and (ii) making a significant percentage of the total compensation package contingent upon the Company's performance and stock price appreciation.

         The base salary established for Dr. Roth on the basis of the foregoing criteria was intended to provide a level of stability and certainty each year. Accordingly, this element of compensation was not affected to any significant degree by Company performance factors. Dr. Roth's incentive cash compensation for 1996 was based on the Committee's assessment of his individual performance and his contribution to the Company's performance.

         The long-term incentive component of Dr. Roth's compensation for 1996 consisted of a stock option grant for 90,000 shares. This grant was designed to provide him with a continuing incentive to remain with the Company and contribute to the Company's financial success. The option will have value only to the extent Dr. Roth continues in the Company's employ, and then only if the market price of the option shares appreciates over the option term.

         Compliance with Internal Revenue Code Section 162(m). As a result of
Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance-based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Amended and Restated 1995 Stock Option/Stock Issuance Plan, if approved by the stockholders of the Company, is intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

         Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                                     THE COMPENSATION COMMITTEE

                                                     Dr. Hamilton
                                                     Mr. MacMaster
                                                     Dr. Rosenwald


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 15, 1997 by (i) each Director (all of whom are nominees for Director), (ii) each of the Named Executive Officers, (iii) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (iv) all Directors and executive officers as a group.


                                                                        Number of Shares      Percentage of
                                                                        of Common Stock           Shares
Name                                                                  Beneficially Owned(1)   Outstanding(1)
----                                                                  ---------------------   --------------
Lindsay A. Rosenwald, M.D.(2)......................................           606,791               6.4%
     c/o Paramount Capital, Inc.
     787 7th Avenue
     New York, NY  10019
Invesco PLC (3)....................................................           500,000                5.3
     11 Devonshire Square
     London EC2M 4YR ENGLAND
Stephen A. Roth, Ph.D.(4)..........................................           235,718                2.5
P. Sherrill Neff(5)................................................            88,637                  *
Edward J. McGuire, Ph.D.(6)........................................           118,734                1.2
David A. Zopf, M.D.(7).............................................            34,702                  *
David F. Pritchard(8)..............................................            17,343                  *
William F. Hamilton, Ph.D.(9)......................................            38,590                  *
Douglas J. MacMaster, Jr.(10)......................................            29,841                  *
Lowell E. Sears(11)................................................            31,595                  *
Jerry A. Weisbach, Ph.D.(12).......................................            23,591                  *
All current directors and executive officers as a group
     (9 persons)(13)...............................................         1,208,199               12.3


----------
  * Less than one percent.

 (1) Gives effect to the shares of Common Stock issuable within 60 days of April 15, 1997 upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and investment power with respect to shares.

 (2) Includes (i) 75,624 shares of Common Stock owned by Dr. Rosenwald's wife,
     (ii) 30,250 shares of Common Stock held by Dr. Rosenwald's wife as custodian for Dr. Rosenwald's children, and (iii) 32,000 shares of Common Stock held by Rosenwald Foundation, Inc., as to which Dr. Rosenwald disclaims beneficial ownership. Dr. Rosenwald may be deemed to share voting and investment power with respect to such shares.

 (3) Information on Invesco PLC's stock ownership was obtained from Invesco PLC's Schedule 13G filed with the Commission.

 (4) Includes (i) 15,758 shares of Common Stock owned by Dr. Roth's daughter and
     (ii) 31,984 shares of Common Stock issuable upon exercise of stock options.

 (5) Includes 82,500 shares of Common Stock issuable upon exercise of stock options.

 (6) Includes 40,500 shares of Common Stock issuable upon exercise of stock options.

 (7) Includes 30,366 shares of Common Stock issuable upon exercise of stock options.

 (8) Mr. Pritchard ceased being an executive officer of the Company effective as of November 22, 1996, and ceased being an employee effective as of January 2, 1997.

 (9) Includes 36,506 shares of Common Stock issuable upon exercise of stock options.

(10) Includes 21,507 shares of Common Stock issuable upon exercise of stock options.

(11) Includes 13,671 shares of Common Stock issuable upon exercise of stock options. Also includes 17,924 shares of Common Stock owned by the Sears Family Living Trust, of which Mr. Sears is the trustee.

(12) Includes 21,507 shares of Common Stock issuable upon exercise of stock options.

(13) See notes (2) through (11).


                              CERTAIN TRANSACTIONS

         In connection with the purchase of its facility and planned GMP manufacturing expansion, on March 20, 1997, the Company issued, through the Montgomery County (Pennsylvania) Industrial Development Authority, the aggregate amount of $9.4 million of taxable and tax-exempt bonds. The bonds are supported by a AA-rated letter of credit, and a reimbursement agreement between the Company's bank, Jefferson Bank, and the letter of credit issuer. To provide credit support for this arrangement, the Company has agreed to certain financial covenants and has given a first mortgage on the land, building, improvements, and certain machinery and equipment to Jefferson Bank. In addition, the Company has agreed to pay Jefferson Bank a quarterly fee equal to 0.625% of the outstanding letter of credit amount. Mr. Neff, the President, Chief Financial Officer and a director of the Company, is a director of JeffBanks, Inc., the parent holding company of Jefferson Bank. The Company believes that the terms of the credit support arrangement generally were no less favorable than those that could have been obtained from other lending institutions.

         In 1996, the Company granted its current directors and executive officers options to purchase a total of 223,332 shares of Common Stock at exercise prices ranging from $15.125 to $21.00 per share.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total stockholder return of (i) the Nasdaq Stock Market - US Index (the "Nasdaq Composite"), and (ii) the Nasdaq Stock Market Biotech Index (the "Nasdaq Biotech Index"), assuming an investment in each of $100 on February 16, 1996. The graph commences on the date the Company's Common Stock became publicly traded.

--------------------------------------------------------------------------------

       Date             NTEC             NASDAQ            NASDAQ
                                        Composite       Biotech Index

     2/16/96           100.00            100.00            100.00
     2/23/96           145.83            102.48             99.86
      3/1/96           135.42             99.58             97.73
      3/8/96           146.88             97.53             96.46
     3/15/96           175.00            100.81             97.62
     3/22/96           160.42            101.06             96.99
     3/29/96           154.17            100.98             93.36
      4/5/96           160.42            102.52             95.24
     4/12/96           159.38            100.94             90.68
     4/19/96           158.07            104.40             93.03
     4/26/96           160.42            108.82             96.21
      5/3/96           187.50            108.61             93.73
     5/10/96           187.50            110.27             96.13
     5/17/96           191.67            113.86            101.35
     5/24/96           192.71            114.40            102.12
     5/31/96           191.67            114.00            100.99
      6/7/96           183.33            112.75             99.01
     6/14/96           175.00            111.23             97.66
     6/21/96           175.00            107.77             90.43
     6/28/96           170.83            108.65             90.46
      7/5/96           159.38            106.20             88.01
     7/12/96           151.04            101.17             83.12
     7/19/96           137.50            100.64             85.41
     7/26/96           127.08             98.97             81.80
      8/2/96           122.92            103.14             83.14
      8/9/96           129.17            104.27             82.77
     8/16/96           108.33            103.94             85.23
     8/23/96           119.79            104.80             89.23
     8/30/96           116.67            104.66             87.21
      9/6/96           126.04            104.46             86.03
     9/13/96           127.08            108.98             89.67
     9/20/96           131.25            111.83             90.15
     9/27/96           125.00            112.78             93.78
     10/4/96           142.71            114.38             94.59
    10/11/96           141.67            114.45             94.89
    10/18/96           140.63            113.91             92.86
    10/25/96           130.21            112.09             92.67
     11/1/96           133.33            112.02             90.15
     11/8/96           122.92            115.29             89.89
    11/15/96           125.00            115.69             89.14
    11/22/96           122.92            116.84             89.44
    11/29/96           126.56            118.51             90.15
     12/6/96           152.08            118.06             92.18
    12/13/96           150.52            117.80             91.21
    12/20/96           153.13            118.14             93.64
    12/27/96           152.08            118.40             92.83
    12/31/96           150.00            118.37             93.11

--------------------------------------------------------------------------------

            APPROVAL AND ADOPTION OF AMENDED AND RESTATED 1995 STOCK
                           OPTION/STOCK ISSUANCE PLAN

Proposal

         At the Annual Meeting, a proposal will be presented to the stockholders to approve and adopt the Amended and Restated 1995 Stock Option/Stock Issuance Plan (the "Amended Plan"), to, among other things, comply with the requirements of Section 162(m) of the Code, increase the number of shares authorized for issuance thereunder, and change the amount of shares issuable to any individual thereunder. On March 19, 1997, the Company's Board of Directors adopted, subject to approval by the Company's stockholders at the Annual Meeting, an amendment to the 1995 Stock Option/Stock Issuance Plan (the "Existing Plan") to increase, by 500,000 shares, the number of authorized shares under the plan from 1,378,706 to 1,878,706. The Board approved the amendment upon its determination that the Existing Plan lacked a sufficient number of shares available for future grants. On April 23, 1997, the Board of Directors adopted, subject to approval by the Company's stockholders at the Annual Meeting, an amendment to the Existing Plan to change the aggregate number of shares of Common Stock for which any one individual participating in the Amended Plan may be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances, from a limitation of 250,000 shares over the term of the Existing Plan, to an annual limitation not in excess of 50% of the total number of shares for which stock options, separately exercisable stock appreciation rights, and direct stock issuances may be granted over the term of the Amended Plan.

         A description of the material features of the Amended Plan follows.

Vote Required for Approval

         Approval of the proposal to approve and adopt the Amended Plan requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

         The Board of Directors recommends a vote FOR the proposal to approve and adopt the Amended Plan.

         The Amended Plan is set forth in Appendix A to this Proxy Statement. The description of the Amended Plan is qualified in its entirety by reference to Appendix A.

Description of the Amended Plan

         The Company's Existing Plan was adopted by the Board of Directors on March 23, 1995 and approved by the stockholders on April 12, 1995. On December 6, 1995, the Board of Directors approved an increase in the aggregate number of shares of Common Stock available for issuance under the Existing Plan by 500,000 shares. Stockholder approval of the increase was obtained on December 19, 1995. On April 16, 1996, the Board of Directors approved an amendment to the Existing Plan to implement a Director Fee Option Grant Program. Stockholder approval of the amendment was obtained on June 14, 1996 at the Company's 1996 Annual Meeting of Stockholders. On March 19, 1997, the Board of Directors approved an increase in the aggregate number of shares of Common Stock available for issuance under the Existing Plan, and on April 23, 1997, the Board of Directors approved an amendment to the Existing Plan to change the aggregate number of shares of Common Stock for which any one individual participating in the Amended Plan may be granted stock options, separately exercisable stock appreciation rights, and direct stock issuances, from a limitation of 250,000 shares over the term of the Existing Plan, to an annual limitation not in excess of 50% of the total number of shares for which stock options, separately exercisable stock appreciation rights, and direct stock issuances may be granted over the term of the Amended Plan.

General

         The Amended Plan is divided into four separate components: (i) the Discretionary Option Grant Program under which employees, non-employee directors (other than the members of the Compensation Committee), and consultants may, at the discretion of the plan administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of the fair market value of the Common Stock on the grant date, (ii) the Stock Issuance Program under which such persons may, at the plan administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than 85% of the fair market value of the Common Stock at the time of issuance or as a bonus tied to the performance of services, (iii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee directors to purchase shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on the grant date, and (iv) the Director Fee Option Grant Program under which non-employee directors may elect to apply all, or part, of their annual retainer fees otherwise payable in cash to the acquisition of a special option grant.

Administration

         The Discretionary Option Grant and the Stock Issuance Programs are administered by a Compensation Committee appointed by the Board (the "Compensation Committee"). The Compensation Committee, as plan administrator, has complete discretion to determine which eligible individuals are to receive option grants, stock appreciation rights ("SARs") or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-qualified stock option, the vesting schedule to be in effect for the option grant or stock issuance, and the maximum term for which any granted option is to remain outstanding. The plan administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the predecessor plans to the Existing Plan, the Company's 1991 and 1992 Stock Option Plans (the "Predecessor Plans")) in return for the grant of new options for the same or different number of option shares, with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

         All grants under the Automatic Option Grant Program and the Director Fee Option Grant Program will be made in strict compliance with the express provisions of such programs, and no administrative discretion is exercised by the Compensation Committee with respect to those grants.

Eligibility

         All employees, non-employee directors, and consultants who provide valuable services to the Company are eligible to receive grants under the Amended Plan. Non-employee directors are eligible to receive grants pursuant to the Automatic Option Grant Program and the Director Fee Option Grant Program, and non-employee directors who do not serve on the committee of the Board of Directors responsible for administering the Amended Plan (presently the Compensation Committee) are eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. As of April 15, 1997, there were approximately 51 employees and 5 non-employee directors eligible to participate in the Amended Plan. No person may be granted in any given year in excess of 50% of the total number of shares for which stock options, separately exercisable SARs, and direct stock issuances may be granted over the term of the Amended Plan.

Discretionary Option Grant Program

         Under the Discretionary Option Grant Program, the Compensation Committee may determine which eligible individuals are to receive option grants or SARs, the time or times when such option grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option within the meaning of Section 422 of the Code or a so called "non-qualified stock option" that is not intended to so qualify under the Code, the vesting schedule to be in effect for the option grant, and the maximum term for which any granted option is to remain outstanding (provided, however, the term of an incentive stock option may not exceed ten years and the term of a stock option granted to a person who owns more than 10% of the voting power of the Company may not exceed five years).

         The option exercise price will be determined by the Compensation Committee and may not be less than 85% of the fair market value of the stock on the date of grant. However, an incentive stock option will have an exercise price not less than 100% of the fair market value on the date of grant and an incentive stock option granted to a person who owns more than 10% of the voting power of the Company will have an exercise price of not less than 110% of the fair market value per share on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which incentive stock options are exercisable for the first time by a grantee during any calendar year exceeds $100,000, such incentive stock options shall be treated as non-qualified stock options. The fair market value of the Common Stock is the closing selling price per share on the grant date as such price is reported on the Nasdaq National Market. If there is no reported closing selling price on such date, the fair market value will be the closing selling price on the last preceding date for which such quotation exists. The closing price per share of Common Stock as reported on the Nasdaq National Market on April 21, 1997 was $13.25.

         SARs may be issued under the Discretionary Option Grant Program which will allow the holders to surrender their outstanding options for an appreciation distribution from the Company equal to (i) the fair market value of the vested shares of Common Stock subject to the surrendered option minus (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may be made in cash or in shares of Common Stock.

Stock Issuance Program

         Under the Stock Issuance Program, the Committee may determine which eligible individuals are to receive stock issuances, the time or times when such stock issuances are to be made, the number of shares subject to each such issuance, and the vesting schedule to be in effect for the stock issuance. Shares of Common Stock may be issued for consideration of one or more of the following items, equal in value to at least 85% of the fair market value of the Common Stock, as determined by the Compensation Committee: (i) cash or check,
(ii) a promissory note, or (iii) past services rendered. Shares issued may be fully and immediately vested or may vest in one or more installments over a period of service or upon the attainment of certain performance milestones, as determined by the Compensation Committee.

Automatic Option Grant Program

         Under the Automatic Option Grant Program, each non-employee director first elected or appointed to the Board of Directors after the effective date of that program (February 15, 1996) will automatically be granted an option for 16,666 shares of Common Stock on the date of his or her election or appointment to the Board of Directors, provided such individual has not been previously employed by the Company. In addition, at each annual stockholders meeting held after February 15, 1996, each individual with at least six months of Board service who is to continue to serve as a non-employee director following the meeting will automatically be granted an option for 3,333 shares of Common Stock, even if such individual has been previously employed by the Company or joined the Board of Directors prior to February 15, 1996.

         Each automatic grant will have a term of ten years, subject to earlier termination following the optionee's cessation of service on the Board of Directors. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the optionee's service as a non-employee director cease prior to vesting of the shares. The initial 16,666 share grant will vest in successive equal, annual installments over the optionee's initial four-year period of Board service. Each additional 3,333 share grant will vest upon the optionee's completion of one year of service on the Board of Directors, as measured from the grant date. However, each outstanding option will immediately vest upon certain changes in the ownership or control of the Company.

Director Fee Option Grant Program

         Under the Director Fee Option Grant Program, each non-employee director may elect to apply all, or part, of his or her annual retainer fee otherwise payable in cash to the acquisition of a special option grant under the Director Fee Option Grant Program. Such election must be filed with the Company prior to the start of the calendar year of participation. The option grant will automatically be made on the first trading day in January following the filing of the option-in-lieu-of-cash election and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the amount of the retainer fee applied to the program (effective January 1, 1997, the non-employee directors receive a $14,000 annual retainer) by two-thirds of the fair market value per share of Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the director's election.

         The option will become exercisable for the option shares in a series of twelve successive equal, monthly installments upon the optionee's completion of each month of Board service during the calendar year for which the option grant is made. The option will remain exercisable for such shares until the earlier of
(i) the expiration of the ten-year option term or (ii) the end of the three-year period measured from the date of the optionee's cessation of Board service. Should the optionee die or become disabled during his or her period of Board service, then the option shares will immediately vest in full. In addition, upon certain changes in the ownership or control of the Company, each outstanding option will immediately vest in full.

Corporate Transactions

         In the event that the Company is a party to certain corporate transactions (as defined in the Amended Plan), including, under certain circumstances, a merger or asset sale, each outstanding option and unvested stock issuance will, under certain circumstances, automatically accelerate in full. Options and stock issuances that do not accelerate at the time of the acquisition will accelerate in the event the individual's service is terminated, whether involuntarily or through a resignation for good reason, within 18 months following the acquisition. The plan administrator may also accelerate options and unvested stock issuances upon a change in control (as defined in the Amended
Plan) of the Company or the termination of the individual's service, whether involuntarily or through a resignation for good reason, within a specified period following the change in control. Options currently outstanding under the Predecessor Plans maintained by the Company and incorporated into the Amended Plan contain different acceleration provisions in connection with an acquisition of the Company. Options outstanding under the 1992 Stock Option Plan may, under certain circumstances, accelerate upon a change in control, but the options outstanding under the 1991 Stock Option Plan do not contain any acceleration provisions in connection with such a change in control. The plan administrator has the discretion, however, to extend the acceleration provisions of the Amended Plan to outstanding options under the Predecessor Plans which are incorporated into the Amended Plan.

Amendment and Termination of the Plan

         The Board has complete and exclusive power and authority to amend or modify the Amended Plan in any, or all, respects. However, no amendment may adversely affect the rights and obligations with respect to options at the time outstanding under the Amended Plan, nor adversely affect the rights of any grantee with respect to Common Stock issued under the Amended Plan prior to such action, unless the grantee consents to such action. In addition, the Board may not, without stockholder approval, amend the Amended Plan to (i) increase the maximum number of shares issuable under the Amended Plan or the maximum amount of shares for which any one individual participating in the Amended Plan may be granted stock options, separately exercisable SARs, and direct stock issuances for any given year under the Amended Plan; (ii) materially modify the eligibility requirements for participation; or (iii) otherwise materially increase the benefits accruing to participants.

         The Amended Plan will terminate on the earlier of (i) February 28, 2005 or (ii) the date on which all shares available for issuance under the Amended Plan have been issued.

Federal Income Tax Consequences

         Set forth below is a general description of the federal income tax consequences relating to grants under the Amended Plan. Grantees are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

Non-Qualified Stock Options

         There are no federal income tax consequences to grantees or to the Company upon the grant of a non-qualified stock option under the Amended Plan. Upon the exercise of non-qualified stock options, grantees will recognize ordinary compensation income in an amount equal to the fair market value of the shares at the time of exercise minus the exercise price of the non-qualified stock option, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares of Common Stock acquired by exercise of a non-qualified stock option, a grantee will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the grantee's adjusted tax basis in the shares of Common Stock (the exercise price plus the amount of ordinary income recognized by the grantee at the time of exercise of the non-qualified stock option).

Incentive Stock Options

         A grantee of an incentive stock option will not recognize taxable income for purposes of the regular income tax, upon either the grant or exercise of the incentive stock option. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares of Common Stock acquired upon exercise exceeds the stock option price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income. A grantee will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an incentive stock option provided that the grantee does not dispose of such shares within two years from the date the incentive stock option was granted and within one year after such shares were transferred to him or her. If the grantee satisfies the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of the incentive stock option. As a general rule, if a grantee disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on such a disposition will be taxed as ordinary income for the amount of the difference between the fair market value of such shares on the date of exercise and the option price, and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the grantee held the shares prior to the disposition.

Stock Appreciation Rights

         The grantee will not recognize any income upon the grant of an SAR. Upon the exercise of an SAR, the grantee will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of Common Stock received upon such exercise, and the Company is entitled to a corresponding deduction, provided the Company complies with the applicable withholding requirements for federal tax purposes.

Stock Issuances

         A grantee will recognize taxable income equal to the fair market value of the stock granted pursuant to a stock issuance (less any amount paid for such stock) if the stock is not subject to "a substantial risk of forfeiture" for federal tax purposes and there are no restrictions on transferability at the time of grant.

         A grantee normally will not recognize taxable income upon the grant of restricted stock, and the Company will not be entitled to a deduction, until such stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the Common Stock is either transferrable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock at that time, and the Company will be entitled to a deduction in the same amount. A grantee may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of the Common Stock at that time, determined without regard to the restrictions. In such event, the Company will be entitled to a deduction in the same year.

Tax Withholding

         The Company's obligation to deliver shares of Common Stock upon the exercise of any stock option or upon the issuance of any shares is subject to the satisfaction of all applicable federal, state, and local income and employment tax withholding requirements. The Company permits a grantee who exercises non-qualified stock options, or who possesses shares of Common Stock as to which the restrictions on transfer have lapsed, to elect to remit an amount sufficient to cover the grantee's federal, state, and local withholding tax obligations associated with the exercise of such grants or lapse of restrictions on transfer.

Section 162(m)

         The Amended Plan is intended to qualify grants of stock options and SARs under the Amended Plan as "performance-based compensation."

Plan Benefits

         Option grants to purchase the following number of shares of Common Stock have been made under the Existing Plan from inception of the Existing Plan through April 15, 1997: Stephen A. Roth, 180,000 shares; P. Sherrill Neff, 180,000 shares; Edward J. McGuire, 25,000 shares; David A. Zopf, 21,666 shares; David F. Pritchard, 7,000 shares; current executive officers as a group, 413,666 shares; current non-employee directors as a group; 30,703 shares; and all other employees as a group, 280,996 shares.

         The following table sets forth grants of stock options in 1996, pursuant to the Existing Plan, to the Named Executive Officers, the current executive officers as a group, the non-executive officer directors as a group and the non-executive officer employees as a group.



                                             EXISTING PLAN BENEFITS FOR 1996

                                                              Number of Shares
                                                                 Underlying               Exercise
                                                              Options Granted              Price
Name and Position                                                    #                     ($/Sh)
-----------------                                             ----------------            --------
Stephen A. Roth..................................                   90,000                 15.125
   Chief Executive Officer
P. Sherrill Neff.................................                   90,000                 15.125
   President, Chief Financial Officer
Edward J. McGuire................................                   15,000                 15.125
   Vice President, Research and Development
David A. Zopf....................................                   15,000                 15.125
   Vice President, Drug Development
David F. Pritchard (1)...........................                     --                     --
   Vice President, Business Development
Current Executive Officer Group..................                  210,000                 15.125
Non-Executive Officer Director Group.............                   13,332                 21.000
Non-Executive Officer Employee
  Group (2)......................................                  128,850                 14.994
-----------


(1) Mr. Pritchard ceased being an executive officer of the Company effective as of November 22, 1996, and ceased being an employee effective as of January 2, 1997.

(2) Exercise price per share is weighted-average exercise price of stock options granted in 1996.

         The following table sets forth information presently determinable with respect to stock options that may be granted pursuant to the Amended Plan. Additional benefits or amounts that may be received in the future by persons eligible to participate in the Amended Plan are not presently determinable.

                                NEW PLAN BENEFITS

           Amended and Restated 1995 Stock Option/Stock Issuance Plan

                                                Number of Shares
           Name and Position              Subject to Stock Options (1)
           -----------------              ----------------------------

           Non-Employee Director Group               16,665

-----------

(1) Under the Amended Plan, at each annual meeting of stockholders, each individual non-employee director with at least six months of Board service who is to continue to serve as a non-employee director following the meeting will automatically be granted an option for 3,333 shares of Common Stock. There are currently five non-employee directors, including Dr. Hamilton, Mr. MacMaster, Dr. Rosenwald, Mr. Sears, and Dr. Weisbach. The table does not include stock options issuable upon the annual election by a non-employee director to receive options in lieu of his annual retainer fee under the provisions of the Director Fee Option Grant Program of the Amended Plan.


           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors appointed Arthur Andersen LLP, independent public accountants and auditors of the Company since October 1994, as auditors of the Company to serve for the fiscal year ending December 31, 1997, subject to the ratification of such appointment by the stockholders at the Annual Meeting. The submission of the appointment of Arthur Andersen LLP for ratification by the stockholders is not required by law or by the Bylaws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. Approval of the proposal to ratify the appointment of the auditors requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. A representative of Arthur Andersen LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer appropriate inquiries.

         The Board of Directors recommends a vote FOR the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 1997.


                              STOCKHOLDER PROPOSALS

         In accordance with regulations issued by the Commission, stockholder proposals intended for presentation at the 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company by no later than December 31, 1997 if such proposals are to be considered for inclusion in the Company's Proxy Statement.

                                  OTHER MATTERS

         Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

         Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular employees of the Company. The Company has also engaged a proxy solicitation firm. Costs of the solicitation will be borne by the Company.


                                           By Order of the Board of Directors

                                           /s/ Stephen A. Roth

                                           Stephen A. Roth
                                           Chairman and Chief Executive Officer


Horsham, Pennsylvania
April 30, 1997

                            NEOSE TECHNOLOGIES, INC.

                                   APPENDIX A

                            NEOSE TECHNOLOGIES, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                   (Amended and Restated as of March 16, 1996
                            and as of April 23, 1997)


                                   ARTICLE ONE

                                     GENERAL

         I.       PURPOSE OF THE PLAN

                  A. This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Neose Technologies, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to obtain an equity interest, or otherwise increase their equity interest, in the Corporation. This Plan shall serve as the successor equity incentive program to the Corporation's 1992 Stock Option Plan and 1991 Stock Option Plan.

                  B. The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective immediately upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." The Automatic Option Grant Program became effective upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Automatic Option Program Effective Date. The Director Fee Option Grant Program became effective on March 16, 1996.

         II.      DEFINITIONS

                  A. For the purposes of this Plan, the following definitions shall be in effect:

                  Board:  the Corporation's Board of Directors.

                  Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

                  -- the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

                  -- a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

                  Code:  the Internal Revenue Code of 1986, as amended.

                  Committee: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

                  Common Stock:  shares of the Corporation's common stock.

                  Corporate Transaction: either of the following shareholder-approved transactions to which the Corporation is a party:

                                    (i) a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                                    (ii) the sale, transfer or other disposition
         of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

                  Employee: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                  Exercise Date: the date on which the Corporation shall have written notice of the option exercise.

                  Fair Market Value: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                  -- If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  -- If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  -- If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

                  Hostile Take-Over: a change in ownership of the Corporation effected through the following transaction:

                  -- the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholder's which the Board does not recommend such shareholders to accept, and

                  -- the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                  Incentive Option: a stock option which satisfies the requirements of Code Section 422.

                  Involuntary Termination: the termination of the Service of any Optionee or Participant which occurs by reason of:

                  -- such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

                  Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, any failure to perform specific lawful direction of the Corporation's Board or officers of the Corporation, any refusal or neglect to perform such individual's duties, any conviction of, or entering of a plea of nolo contendre to, a crime which constitutes a felony or any other Misconduct by such individual adversely affecting the business or affairs of the Corporation. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any parent or subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

                  1934 Act: the Securities Exchange Act of 1934, as amended.

                  Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

                  Optionee: a person to whom an option is granted under the Discretionary Option Grant Program, the Automatic Option Grant Program or the Director Fee Option Grant Program.

                  Participant: a person who is issued Common Stock under the Stock Issuance Program.

                  Permanent Disability: the inability of an individual to engage in any substantial gainful activity, by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a period of not less than twelve (12) months.

                  Plan Administrator: either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

                  Predecessor Plans: the Corporation's 1992 Stock Option Plan and 1991 Stock Option Plan.

                  Service: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

                  Section 12(g) Registration Date: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

                  Take-Over Price: the greater of (a) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the canceled option is an Incentive Option, then the Take-Over Price shall not exceed the clause (a) price per share.
                  10% Shareholder: the owner of stock (as determined under Code
Section 424(d)) possessing ten (10%) percent or more of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

                  B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                           Any corporation (other than the Corporation) in an
                  unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes or stock in one of the other corporations in such chain.

                           Each corporation (other than the Corporation) in an
                  unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         III.     STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into four separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three, the Automatic Option Grant Program specified in Article Four and the Director Fee Option Grant Program specified in Article Five. Under the Discretionary Option Grant Program, eligible individuals may at the discretion of the Plan Administrator be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two at a price not less than eighty-five percent (85%) of the Fair Market Value of such shares on the grant date. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of the shares (at Fair Market Value or at discounts of up to 15%) or as a bonus tied to the individual's performance of services or the Corporation's attainment of prescribed milestones. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Four, with the first such grants to be made on such Effective Date. Under the Director Fee Option Grant Program, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash to a special below market option grant.

                  B. Unless the context clearly indicates otherwise, the provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all individuals under the Plan.

         IV.      ADMINISTRATION OF THE PLAN

                  A. The Discretionary Option Grant and Stock Issuance Programs shall be administered solely and exclusively by the Committee, subject to such conditions and limitations as the Board may decide, to the extent permissible under applicable securities and tax laws requirements. No non-employee Board member shall be eligible to serve on the Committee if such individual has, within the relevant period designated below received an option grant or direct stock issuance under this Plan or any other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant or Director Fee Option Grant Program:

                  --- for each of the initial members of the Committee, the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Committee, or

                  --- for any successor or substitute member, the twelve (12) month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Committee.

                  B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                  C. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option grant or share issuance thereunder.

                  D. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the express terms and conditions of those programs, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to those programs.

         V.       OPTION GRANTS AND STOCK ISSUANCES

                  A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following

                                     (i) officers and other employees of the
         Corporation (or any parent or subsidiary corporation);

                                     (ii) non-employee members of the Board or
         the non-employee members of the board of directors of any parent or subsidiary corporation; and

                                     (iii) consultants who provide valuable
         services to the Corporation (or any parent or subsidiary corporation).

                  B. The non-employee Board members serving as Plan Administrator shall not, during their period of service from and after the
Section 12(g) Registration Date, be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs or in any other stock option, stock purchase, stock bonus or other stock plan of the Corporation (or its parent or subsidiary corporations). Such individuals shall, however, be eligible to receive automatic option grants pursuant to Article Four and to participate in the Director Fee Option Grant Program pursuant to Article Five.

                  C. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the Participant for such shares.

         VI.      STOCK SUBJECT TO THE PLAN

                  A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 1,878,706* shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve is comprised of (i) the number of shares which remained for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's shareholders, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plans as last approved by the shareholders, plus (ii) an additional increase of 333,333* shares authorized by the Board on the Plan Effective Date, (iii) an additional increase of 600,000* shares authorized by the Board on December 6, 1995, and (iv) an additional increase of 500,000 shares authorized by the Board on March 19, 1997. As one or more outstanding options under the Plan are exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

                  B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for any given year exceed fifty percent (50%) of the total number of shares for which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted over the term of the Plan.

                  C. Should one or more outstanding options under this Plan (including options incorporated from the Predecessor Plans) expire or terminate for any reason prior to exercise in full (including any option canceled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

                  D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum amount and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for any given year under the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program, (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected
--------
* Reflects the 1-for-3 stock split that was effected immediately prior to the consummation of the initial public offering of the Common Stock.

in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

         I.       TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

                  A.       Exercise Price.

                           1.       The exercise price per share shall be fixed
by the Plan Administrator in accordance with the following provisions:

                                     (i) The exercise price per share of Common
         Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                                     (ii) The exercise price per share of Common
         Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

                                     (iii) If any individual to whom an
         Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

                           2. The exercise price shall become immediately due
upon exercise of the option and shall, subject to the provisions of Section I of Article Six, be payable in one or more of the forms specified below:

                                     (i) cash or check made payable to the
         Corporation,

                                     (ii) in shares of Common Stock held by the
         Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                     (iii) to the extent the option is exercised
         for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                           3. Except to the extent such sale and remittance
procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Term and Exercise of Options. Each option granted under this Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date. During the lifetime of the Optionee, the option, together with any related stock appreciation right, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, except for a transfer of the option by will or by the laws of descent and distribution following the Optionee's death.

                  C.       Termination of Service.

                           1. Except to the extent otherwise provided pursuant
to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

                                     (i) Should the Optionee cease to remain in
         Service for any reason other than death, Permanent Disability or Misconduct, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three
         (3)-month period following the date of such cessation of Service.

                                     (ii) Should the Optionee's Service
         terminate by reason of Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

                                     (iii) Should the Optionee die while holding
         one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve
         (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                     (iv) Should the Optionee's Service be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                     (v) Under no circumstances, however, shall
         any such option be exercisable after the specified expiration date of the option term.

                                     (vi) During the applicable post-Service
         exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                           2. The Plan Administrator shall have complete
discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

                           - to extend the period of time for which the option
                  is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Section I of Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

                           - to permit one or more options held by the Optionee
                  under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                  D. Shareholder Rights. An Optionee shall have no shareholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                  E. Unvested Shares. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                  F. First Refusal Rights. Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

         II.      INCENTIVE OPTIONS

                  Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six of the Plan shall be applicable to all Incentive Options granted hereunder. Any Options specifically designated as Non-Statutory shall not be subject to the terms and conditions of this Section II.

                  A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

                  B. 10% Shareholder. If any individual to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the grant date.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, (iii) such option is to be replaced by another incentive program which the Plan Administrator determines is reasonably equivalent in value to the program contemplated by either clause (i) or (ii) above, or (iv) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, upon an Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within eighteen (18) months after a Corporate Transaction in which his or her outstanding options are assumed or replaced pursuant to clause (i), (ii) or (iii) above, each such option under clause (i) shall automatically accelerate and become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares, the cash incentive program under clause (ii) shall become fully vested and the benefits under a clause (iii) replacement program shall become fully vested. The option as so accelerated shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of a ninety (90)-day period measured from the date of such Involuntary Termination. The determination of option comparability under clause (i) or program comparability under clause (iii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. Immediately following the consummation of a Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

                  C. Each outstanding option under this Article Two that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in consummation of such Corporate Transaction. had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

                  D. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within a specified period following such Change in Control.

                  E. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

                  F. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  G. The portion of any Incentive Option accelerated under this
Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

         IV.      CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any, or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an Incentive Option grant to a 10% Shareholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

         V.       STOCK APPRECIATION RIGHTS

                  A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

                  B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                  D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over at a time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each such officer holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

                  E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.


                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

         I.       TERMS AND CONDITIONS OF STOCK ISSUANCES

                  Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Three.

                  A.       Consideration.

                           1. Shares of Common Stock may be issued under the
Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                     (i) full payment in cash or check made
         payable to the Corporation's order;

                                     (ii) a promissory note payable to the
         Corporation's order in one or more installments; or

                                     (iii) past services rendered to the
         Corporation or any parent or subsidiary corporation.

                           2. The shares may, in the absolute discretion of the
Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

                  B.       Vesting Provisions.

                           1. Shares of Common Stock issued under the Stock
Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance (as a bonus for past services) or may vest in one or more installments over the Participant's period of Service or the Corporation's attainment of performance milestones. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                     (i) the Service period to be completed by
         the Participant or the performance objectives to be achieved by the Corporation,

                                     (ii) the number of installments in which
         the shares are to vest,

                                     (iii) the interval or intervals (if any)
         which are to lapse between installments, and

                                     (iv) the effect which death, Permanent
         Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

                           2. The Participant shall have full shareholder rights
with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction, shall be issued subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3. Should the Participant cease to remain in Service
while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then the Corporation shall have the right to require the Participant to surrender those shares immediately to the Corporation for cancellation, and the Participant shall cease to have any further shareholder rights with respect to the surrendered shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                           4. The Plan Administrator may in its discretion elect
to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

                  C. First Refusal Rights. Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation shall have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other transfer) of any shares of Common Stock issued under this Article Three. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing such right.

         II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate upon the occurrence of a Corporate Transaction, except to the extent the Corporation's outstanding repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction. However, any assigned repurchase rights covering the unvested shares held by a Participant under this Article Three shall immediately terminate should there occur an Involuntary Termination of that Participant's Service (other than for Misconduct) within eighteen (18) months after such Corporate Transaction.

                  B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the shares are issued under this Article Three or at any time while those shares remain outstanding, to provide for the automatic termination of the Corporation's repurchase rights with respect to those shares should there occur a Change in Control. The Plan Administrator shall also have full power and authority to condition the termination of those repurchase rights upon the Participant's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within a specified period following such Change in Control.

         III.     SHARE ESCROW/TRANSFER RESTRICTIONS

                  A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets distributed with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such (or the distributed securities or assets) vests.

                  B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be canceled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Three, and neither the Participant nor the proposed transferee shall have any rights with respect to such canceled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.


                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

         I.       ELIGIBILITY

                  The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to (i) those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (iii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Section 12(g) Registration Date. In no event, however, shall a non-employee Board member be eligible to receive an automatic option grant pursuant to clause (i) or (ii) above if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation), but such individual shall be eligible to receive one or more automatic option grants pursuant to clause (iii). Each non-employee Board member eligible to receive one or more automatic option grants pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

         II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION

                  A. Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

                           1. Initial Grant. Each Eligible Director who is first
elected or appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 16,666 shares of Common Stock upon terms and conditions of this Article Four.

                           2. Annual Grant. On the date of each Annual
Shareholders Meeting, beginning with the first Annual Meeting held after the
Section 12(g) Registration Date, each individual who will continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 3,333 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six
(6) months prior to the date of such Annual Meeting.

                           3. No Limitation. There shall be no limit on the
number of shares for which any one Eligible Director may be granted stock options under this Article Four over his or her period of Board service.

                  B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock, on the automatic grant date.

                  C. Payment. The exercise price shall be payable in one of the alternative forms specified below. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to the Corporation's repurchase right.

                                     (i) full payment in cash or check drawn to
         the Corporation's order;

                                     (ii) full payment in shares of Common Stock
         held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                                     (iii) full payment in a combination of
         shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

                                     (iv) to the extent the option is exercised
         for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (a) a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                           Except to the extent the sale and remittance
procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

                  D. Option Term. Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

                  E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

                  Initial Grant. Each initial 16,666-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four successive and equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                  Annual Grant. Each additional 3,333-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                  Vesting of the option shares shall be subject to acceleration, as provided in Section II.G.3 and Section III of this Article Four. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided in Section II.G.3 of this Article Four.

                  F. Non-Transferability. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to that option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, except for a transfer of the option by will or by the laws of descent and distribution following Optionee's death.

                  G. Effect of Termination of Board Service.

                           1. Should the Optionee cease to serve as a Board
member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Four, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to be outstanding at the time of such cessation of Board service, with respect to any shares in which the Optionee is not otherwise at that time vested under that option.

                           2. Should the Optionee die within six (6) months
after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised. for any or all of the shares of Common Stock in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise such option shall lapse upon the expiration of a twelve
(12)-month period measured from the date of the Optionee's death.

                           3. Should the Optionee die or become Permanently
Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee under this Article Four which are vested may be purchased by the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) pursuant to the option for a twelve (12)-month period following the date of the Optionee's cessation of Board service.

                           4. In no event shall any automatic grant under this
Article Four remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not subsequently exercised.

                  H. Shareholder Rights. The holder of an automatic option grant under this Article Four shall have none of the rights of a shareholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form of Automatic Stock Option Agreement attached as Exhibit A to the Plan.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent one or more of those grants are assumed by the acquiring entity or its parent corporation.

                  B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

                  C. Should a Hostile Take-Over occur at any time following the
Section 12(g) Registration Date, then the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Four for a period of at least six (6) months. The optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not those shares are otherwise at the time fully vested) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

                  D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

                  The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Four, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.


                                  ARTICLE FIVE

                        DIRECTOR FEE OPTION GRANT PROGRAM

         I.       OPTION GRANTS

                  Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of July in the calendar year immediately preceding the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

         II.  OPTION TERMS

                  Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

                  A.       Exercise Price.

                           1. The exercise price per share shall be thirty-three
and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall become immediately due
upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedures specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares: The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A divided by (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                           B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Board service in the calendar year for which the annual retainer fee which is the subject of his or her election under this Article Five would otherwise be payable. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. Effect of Termination of Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Article Five, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Article Five at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                  E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Article Five shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may, during the three (3)-year period following such cessation of Board service, be exercised for any or all of those shares as fully-vested shares.

                  Should the Optionee die while holding one or more options under this Article Five, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Board service.

         III.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                  C. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV.      REMAINING TERMS

                  The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.


                                   ARTICLE SIX

                                  MISCELLANEOUS

         I.       LOANS OR INSTALLMENT PAYMENTS

                  A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant and Automatic Option Grant Programs or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by:

                                     (i) authorizing the extension of a loan
         from the Corporation to such Optionee or Participant, or

                                     (ii) permitting the Optionee or Participant
         to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years.

                  B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                  C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Section I shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

         II.      AMENDMENT OF THE PLAN AND AWARDS

                  A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's shareholders, amend the Plan to (i) increase the maximum number of shares issuable under the Plan or the maximum amount of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for any given year under the Plan, except for permissible adjustments under Article One, (ii) materially modify the eligibility requirements for Plan participation, or (iii) otherwise materially increase the benefits accruing to Plan participants.

                  B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant or the Stock Issuance Programs are held in escrow until shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

         III.     TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any stock options granted under Article Two or upon the issuance of any shares under Article Three shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Six and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                  ---- The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  ---- The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

         IV.      EFFECTIVE DATE AND TERM OF PLAN

                  A. The Discretionary Option Grant and Stock Issuance Programs of this Plan became effective immediately upon adoption of the Plan by the Board on March 23, 1995 (the "Plan Effective Date"). The Plan was approved by the Corporation's shareholders on April 12, 1995. On December 9, 1995, the Board approved an increase of 600,000 shares (which number reflects the 1-for-3 reverse stock split that was effected immediately prior to the consummation of the initial public offering of the Common Stock) in the aggregate number of shares issuable under the Plan; such increase was approved by the Corporation's shareholders on December 19, 1995. The Automatic Option Grant Program of this Plan became effective on the Automatic Option Grant Program Effective Date. On March 19, 1997, the Board approved an increase of 500,000 shares in the aggregate number of shares issuable under the Plan, and on April 23, 1997, the Board approved a change in the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances, from a limitation of 250,000 shares over the term of the Plan, to an annual limitation not in excess of 50% of the total number of shares for which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted over the term of the Plan. Both of such amendments became effective on April 23, 1997, and are subject to the approval of stockholders at the 1997 Annual Stockholders Meeting.

                  B. The Plan was amended by the Board on March 16, 1996 to implement the Director Fee Option Grant Program, subject to approval of the amendment at the 1996 Annual Stockholders Meeting. If such stockholder approval is not obtained, then the Director Fee Option Grant Program will terminate.

                  C. Each stock option grant outstanding under the Predecessor Plans immediately prior to the Plan Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. However, the Plan Administrator shall have complete discretion to extend, under such circumstances as it may deem appropriate, one or more provisions of this Plan to any or all of the stock options which are incorporated into this Plan from the Predecessor Plans but which do not otherwise contain such provisions.

                  D. No further option grants or stock issuances shall be made under the Predecessor Plans from and after the Plan Effective Date.

                  E. The Plan shall terminate upon the earlier of (i) February 28, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or stock appreciation rights granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such option grants or share issuances.

         V.       NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

         VI.      USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

         VII.     REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

         VIII.    MISCELLANEOUS PROVISIONS

                  A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                  B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the Commonwealth of Pennsylvania as such laws are applied to contracts entered into and performed in such Commonwealth.

                  C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                  Form of Proxy


                            Neose Technologies, Inc.
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 19, 1997

       (This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of Neose Technologies, Inc. hereby appoints Stephen
A. Roth, Chairman and Chief Executive Officer, and P. Sherrill Neff, President and Chief Financial Officer, and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of Neose Technologies, Inc. to be held at the Company's headquarters at 102 Witmer Road, Horsham, PA 19044, on June 19, 1997, at 1:00 P.M. (Eastern Daylight Time), or any adjournment thereof.

                  (Continued and to be signed on Reverse Side)
--------------------------------------------------------------------------------

                 Please Detach and Mail in the Envelope Provided


A         |X|      Please mark your
                   votes as in this example

1. ELECTION          FOR all nominees at right      WITHHOLD AUTHORITY
   OF                  (except as marked             to vote for all
   DIRECTORS.         to the contrary below)        nominees at right

                              |_|                        |_|


Nominees:
Stephen A. Roth
P. Sherrill Neff
William F. Hamilton
Douglas J. MacMaster, Jr.
Lindsay A. Rosenwald
Lowell E. Sears
Jerry A. Weisbach


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list at right.)


2. PROPOSAL TO APPROVE AND ADOPT THE                  FOR   AGAINST   ABSTAIN
   NEOSE TECHNOLOGIES, INC. AMENDED AND
   RESTATED 1995 STOCK OPTION/STOCK                   |_|     |_|       |_|
   ISSUANCE PLAN (the "Amended Plan") to, among
   other things, comply with the requirements of
   Section 162(m) of the Internal Revenue Code of
   1986, as amended, increase the number of shares
   authorized for issuance under the Amended Plan,
   and change the amount of shares issuable to any
   individual under the Amended Plan.
                                                      |_|     |_|       |_|
3. PROPOSAL TO RATIFY THE SELECTION OF
   ARTHUR ANDERSEN LLP, INDEPENDENT
   PUBLIC ACCOUNTANTS, AS AUDITORS OF
   THE COMPANY.

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT.


                                                  Dated:
-------------------------------------------------        ------------
            Signature of Stockholder



                                                  Dated:
-------------------------------------------------       -------------
            Signature if held jointly


NOTE: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.